July 19, 2007

DREYFUS BOND FUNDS, INC.:
Dreyfus Municipal Bond Fund

Supplement to the Prospectus
Dated February 15, 2007

The following information supersedes and replaces the fourth paragraph contained in the Prospectus under the heading “Management – Investment adviser”:

The fund is co-managed by Paul Disdier, Joseph P. Darcy, and James Welch. Mr. Disdier has been a primary portfolio manager of the fund since July 2001. He has been a portfolio manager of Dreyfus since 1988 and currently oversees all municipal bond fund investing at Dreyfus. Mr. Darcy and Mr. Welch have been primary portfolio managers of the fund since July 2007. Mr. Darcy has been a portfolio manager in the municipal securities group since May 1994 and Mr. Welch has been a portfolio manager in the municipal securities group since October 2001. Each also is a primary portfolio manager for other Dreyfus-managed municipal bond funds.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of fund shares.